UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2017

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On January 17, 2017, Wells Fargo & Company (the “Company”) and Citibank, N.A., as trustee (“Citibank”) entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture dated as of July 21, 1999 between the Company and Citibank.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Seventh Supplemental Indenture.

(d)	Exhibits

4.1	Seventh Supplemental Indenture dated as of January 17, 2017 to Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A. , as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: January 17, 2017	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Seventh Supplemental Indenture dated as of January 17, 2017 to Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A. , as trustee	Electronic Transmission